Exhibit 99.3

This image Progressof theFully ImplantableSystem TCT Conference, Oct 13, 2015 San www.sunshineheart.com Francisco cannot currently be display ed.

TThhiiss iimmaaggee Forward Looking Statement • This presentation contains forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties. Various factors could cause actual results to differ materially from these statements including timing, clinical enrollment, clinical results, financing availability, product sales and marketing or efficacy of products, and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement. Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only. C-Pulse is a registered trademark of Sunshine Heart Inc. 1 1 • • • ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

This image C-Pulse II Overview: C-Pulse II - Fully Implantable System Internal electro-hydraulic converter and TETS eliminate the percutaneous drive line and associated infection risks. 1.Non-blood contacting 2.Non-obligatory cannot currently be display ed.

This image C-Pulse II Overview: C-Pulse II - Fully Implantable System Internal electro-hydraulic converter and TETS eliminate the percutaneous drive line and associated infection risks. 1. 2. 3. Non-blood contacting Non-obligatory No percutaneous drive line cannot currently be display ed.

This image C-Pulse II Overview: C-Pulse II - Fully Implantable System Internal electro-hydraulic converter and TETS eliminate the percutaneous drive line and associated infection risks. 1. 2. 3. 4. Non-blood contacting Non-obligatory No percutaneous drive No implanted battery line cannot currently be display ed.

Freedom From VAD Exit Site Infection
01/01/1996 to 12/31/2008


Cumulative Proportion Free of Infection
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450
Survival Time (days)
N = 259

ESI/ 100 pt-Months

	Entire Cohort
0-3 mo	9.22
3-6 mo	8.18
6-12 mo	5.38

Pramod Bonde *et al.* Yale University

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:00 300 e To Ffrst Exrt Site Infection Pramod Bonde eta/. Yale University 6

G not Eliminating the driveline is a new idea... SUNSHINE HEART Heartrnate ® Blood Pump \ Rechargeable Internal Battety and Controls 1985 Circa 7

Arrow LionHeart LVAD 8

Arrow LionHeart LVAD 9

Arrow LionHeart LVAD 10

TThhiiss iimmaaggee PennState Arrow Lionheart summary Nov 9, 2003 • • • • • • • 23 male patients enrolled between Oct 1999 and 10/23 discharged home with device 8/23 alive at 2 years 1/23 alive at 3 years Mean duration 347 days (17-1259) Dec 2002 5/23 serious infections (.17/patient year vs. year REMATCH… no deaths due to infections) No serious TETs complications .60/patient 11 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee PennState Arrow Lionheart summary Nov 9, 2003 • • • • • • • 23 male patients enrolled between Oct 1999 and 10/23 discharged home with device 8/23 alive at 2 years 1/23 alive at 3 years Mean duration 347 days (17-1259) Dec 2002 5/23 serious infections (.17/patient year vs. year REMATCH… no deaths due to infections) No serious TETs complications .60/patient 12 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee Where will clinical implementation of TETS technology first find traction? 13 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee 14 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee 15 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee SUNSHINE HEART C-pulse extra-aortic balloon cuff 16 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

SUNSHINE HEART C-pulse extra-aortic balloon cuff





No blood contact ...

Non-obligatory

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TThhiiss iimmaaggee SUNSHINE HEART C-pulse II 18 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

[LOGO]

[LOGO]

C-Pulse II – Leveraging powerful synergies

SUNSHINE HEART



Minnetronix
Cirtec Medical Systems
Texas Heart Institute
at St. Luke's Episcopal Hospital

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TThhiiss iimmaaggee Cirtec Medical Systems Electrohydraulic pump-•Rapidly inflates and deflates extra-aortic balloon cuff (reproduces C-I physiology) •EKG synchronized to provide counter-pulsation •Balloon passively empties in the event of pump or power failure •Leverages the incompressibility of silicone oil (essential) •Compliance reservoir incorporated into the base of the pump 22 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee Cirtec Medical Systems Electrohydraulic pump-•Rapidly inflates and deflates extra-aortic balloon cuff (reproduces C-I physiology) •EKG synchronized to provide counter-pulsation •Balloon passively empties in the event of pump or power failure •Leverages the incompressibility of silicone oil (essential) •Compliance reservoir incorporated into the base of the pump 23 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

G II-Important IP progress C-Pulse SUNSHINE HEART METHODS,SYSTEMS, AND DEVICES RELATING TO A FAIL-SAFE PUMP FOR A HEART ASSIST DEVICE Detailed Description [001] The various embodiments disclosed herein relate to pumps for use in various medical device systems, including, for example, mechanical heart assist device systems. 24

C-Pulse II – Important IP progress

SUNSHINE HEART

METHODS, SYSTEMS, AND DEVICES RELATING TO A FAIL-SAFE PUMP FOR A HEART ASSIST DEVICE

Detailed Description

[001] The various embodiments disclosed herein relate to pumps for use in various medical device systems, including, for example, mechanical heart assist device systems.

So no need for an implantable battery



40
48A
44
44
42
46
48B
MOTOR

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going to power it? SUNSHINE NSHINE HEART 26 G HEART How are we

Trans-cutaneous Energy Transfer System (TETS)

SUNSHINE HEART

- DC battery pack outside the body
- DC current is put through an oscillator to make AC
- AC current energizes external coil (1°) to generate an oscillating magnetic field
- Oscillating magnetic field goes through the skin
- Oscillating magnetic field is picked up by a tuned internal coil (2°) resulting in induction of AC current
- AC current rectified into DC used to run the internal device

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Standard transformer G SUNSHINE HEART 28

Inductive coupling through an air-gap G SUNSHINE HEART - 29

TThhiiss iimmaaggee Nikola Tesla July 10, 1856 – January 7, 1943 30 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

Minnetronix

Leaders in Transcutaneous Energy Transfer Systems (TETS)

SUNSHINE HEART

Newest systems are:

- Smaller size so easier to implant
- More energy efficient so improved battery life
- More tolerant of geometric misalignment
- Newer iterations avoid previous challenges associated with thermal injury to the skin

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Minnetronix

SUNSHINE HEART

Leaders in Transcutaneous Energy Transfer Systems (TETS)



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Minnetronix

SUNSHINE HEART

Improvement in TETS component geometry and function


0 cm
3 4 5 6 7 8 9 10

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TThhiiss iimmaaggee How are we going to power it? Where are we going to test it? 34 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee Hospital 35 TEXAS HEART INSTITUTE at St. Luke’s Episcopal ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee THI Cardiovascular Research Lab ICU nonclinical and preclinical safety testing are required the global regulations prior to human trials by ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee Surgical Implant and system integration • • • THI’s Cardiovascular Research Lab One of the premiere large animal cardiovascular research lab in the world Domain dominance in development and implementation technology of heart failure • Successful acute system implantation (first generation) 37 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

Minimally Invasive Implantation

Small incision

Sternal-sparing

No cardiopulmonary bypass



400-400

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Recent Progress -Bench-Top Tests, CPII versus CPI





Aortic Pressure
80
70
60
50
C-Pulse
Implantable Gen1 Pump
1.50
2.00
2.50
3.00
3.50
4.00
Time (seconds)

Typical Average power ≈ 3Watts

Peak Instantaneous ≈ 20W

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G Recent Acute animals (x2) SUNSHINE HEART 0 E ' 20 n and subsequent reduction in end diastolic pressure (t.) of >15mmHg 40 80 I :X: ..§.60 \ Time Figure 11. Hemodynamic performance of the CP2-Gen1 assembly operating in 1:2 mode during an acute bovine trial. Trace shows clear diastolic augmentation com ared to the ad·acent non-counter ulsated c cle.

TThhiiss iimmaaggee 41 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

NE 42

TThhiiss iimmaaggee 43 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

TThhiiss iimmaaggee 44 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

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[LOGO]

- •

TThhiiss iimmaaggee 48 ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..

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TThhiiss iimmaaggee In summary… • The SUNSHINE HEART C-Pulse II has the potential to be the first completely self-contained therapy for heart failure since the bi-ventricular pacer Lack of blood contact and non-obligatory feature make it the most likely candidate to leverage TETS in a mechanical circulatory assist device Pump innovation has facilitated development of a novel technology, avoiding the safety and regulatory risks of an implantable battery The system is well suited for implantation off-pump through a small sternal sparing incision, making it well suited for patients earlier in the course of heart failure Early preclinical testing suggests the design is performing as intended and within established safety parameters 50 • • • • ccaannnnoott ccuurrrreennttllyy bbee ddiissppllaayy eedd..